Exhibit 10.1

CONVERSION AGREEMENT

This CONVERSION AGREEMENT (this “Agreement”) is made as of July 22, 2022 by and among WAITR HOLDINGS INC., a Delaware corporation (the “Borrower”), the LENDERS (as defined herein) and LUXOR CAPITAL GROUP, LP (“Luxor LP”).

WHEREAS, the Borrower, Luxor LP, as administrative agent and lead arranger (in such capacities, the “Administrative Agent”), and the lenders party thereto (the “Lenders”) are parties to that certain Credit Agreement, dated as of November 15, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof (the “Credit Agreement”);

WHEREAS, in order to induce the Lenders to convert a portion of the convertible promissory notes issued pursuant to the Credit Agreement (the “Convertible Notes”), the Borrower has agreed that the Lenders will be permitted to convert on such date or dates provided below a portion of the outstanding principal amount of the Convertible Notes in the amount of $6,750,000 into shares of Common Stock at a Conversion Rate of 4,000 shares of Common Stock per $1,000 principal amount of the Convertible Notes (the “July 2022 Conversion Rate”), calculated based on a per share price equal to $0.25, notwithstanding the Conversion Rate currently in effect pursuant to the terms of the Convertible Notes in accordance with Section 3 of the Convertible Notes; and

WHEREAS, the conversion of the Convertible Notes into Conversion Shares provided for hereunder is being made in reliance upon the exemption from registration provided by section 3(a)(9) of the Securities Act of 1933, as amended.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent, and the Lenders hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement, as applicable.

SECTION 2. Conversion of Convertible Notes.

(a) Notwithstanding the Conversion Rate in effect pursuant to the terms of the Convertible Notes, the Borrower hereby agrees to permit the Lenders to, and the Lenders hereby agree to, convert the Convertible Notes in a principal amount equal to $6,750,000 (the “Conversion Amount”) at the July 2022 Conversion Rate in accordance with Section 3 of the Convertible Notes (such Common Stock to be issued thereby, the “Conversion Shares”) on the Effective Date. It is understood and agreed by the parties that the conversion of the Convertible Notes provided for hereunder shall have the effect of lowering the principal amount of the Convertible Notes in an amount equal to the Conversion Amount.

SECTION 3. Representations and Warranties of the Borrower, Lenders and Luxor LP.

(a) By its execution and delivery of this Agreement, Borrower hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Credit Agreement (which are incorporated herein by this reference, mutatis mutandis) are true and correct in all material respects on and as of the Effective Date (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which were true and correct in all respects) on and as of such earlier date.

(b) By its execution and delivery of this Agreement, Borrower, Lenders and Luxor LP hereby agree that, with respect to Section 3(c) of the Convertible Notes, (i) from the Effective Date until but excluding the Blocker Reduction Date (as defined below) the 9.99% limitation in Section 3(c) of the Convertible Notes is hereby increased to 17.0% and (ii) from and after the Blocker Reduction Date, such limitation will automatically be reduced to 9.99%. The “Blocker Reduction Date” means the first date following the issuance of the Conversion Shares upon which the Lenders and their affiliates beneficially own 9.99% or less of the number of shares of Borrower common stock outstanding.

SECTION 4. Conditions of Effectiveness. The Conversion Shares shall be delivered, and the principal amount of the Convertible Notes outstanding shall be lowered, on and as of the date (such date, the “Effective Date”) upon which all of the following conditions set forth in this Section 4 shall have been satisfied:

(a) Receipt by Administrative Agent of counterparts of this Agreement duly executed by each Credit Party, Borrower, and the Lenders constituting the Required Lenders and the Administrative Agent.

(b) Receipt by the Borrower of an executed notice of conversion form attached hereto as Exhibit A and the form of undertaking attached hereto as Exhibit B for each of the Lenders.

(c) On the Effective Date after giving effect to this Agreement, (i) each of the representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the Effective Date (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which were true and correct in all respects) on and as of such earlier date, and (ii) no event shall have occurred and be continuing or would result from the consummation of this Agreement that would constitute an Event of Default under the Credit Agreement.

(d) Borrower shall confirm that it filed a listing application for the Conversion Shares with the Nasdaq Stock Market (the “Nasdaq”) pursuant to Rule 5250(e) and that either (i) Nasdaq confirmed compliance with its Rule 5250(e) or other applicable rules or (ii) Borrower has addressed and resolved any comments or questions raised by Nasdaq.

SECTION 5. Credit Document. The parties hereto acknowledge and agree that, on and after the Effective Date, this Agreement shall constitute a Credit Document for all purposes of the Credit Agreement.

SECTION 6. Reference to and Effect on the Credit Agreement. The Credit Agreement and the Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Other than as expressly set forth herein, nothing in this Agreement shall be deemed to constitute a waiver by the Administrative Agent or any Lender of any Default or Event of Default, nor constitute a waiver of any provision of this Agreement, the Credit Agreement, any Credit Document or any other documents, instruments or agreements executed and/or delivered in connection herewith or therewith, whether now existing or hereafter arising, or of any right, power or remedy that Administrative Agent or Lenders may have under any of the Credit Agreement, Credit Documents or applicable law. Upon the Effective Date, this

Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.

SECTION 7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

SECTION 8. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

SECTION 9. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10. Reaffirmation. Borrower hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement (after giving effect hereto). The Borrower hereby consents to this Agreement and each of the transactions contemplated hereby and acknowledges that the Credit Agreement (as amended through and including the date hereof) remains in full force and effect and is hereby ratified and reaffirmed.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

WAITR HOLDINGS INC.

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

LUXOR CAPITAL GROUP, LP
as Administrative Agent and Lead Arranger

By: /s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel

LUXOR CAPITAL PARTNERS, LP, as Lender
By: Luxor Capital Group, LP,
its Manager

By: /s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel

LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP
as Lender
By: Luxor Capital Group, LP,
its Manager

By: /s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel

LUXOR WAVEFRONT, LP as Lender
By: Luxor Capital Group, LP,
its Manager

By: /s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel

LUGARD ROAD CAPITAL MASTER FUND, LP
as Lender
By: Luxor Capital Group, LP,
its Manager

By: /s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel

WAITR HOLDINGS INC.
NOTICE OF CONVERSION FORM

To Waitr General Counsel:

The undersigned hereby irrevocably elects to exercise the right of conversion represented by the within Note (“Note”) pursuant to this Notice of Conversion form (“Conversion Notice”) for $1,639,462.50 of the principal amount of the Note (“Conversion Amount”) to be converted into shares of Common Stock (“Conversion Shares”) as provided for therein, and requests that certificates for the Conversion Shares be issued as follows:

Luxor Capital Partners, LP
Name 1114 Avenue of the Americas, 28th Floor
New York, New York 10036
Address
Federal Tax ID or Social Security No.

and delivered electronically (DWAC instructions:

and, if the Conversion Amount shall not be all of the principal outstanding amount of the Note, that a new Note for the balance of the principal amount be registered in the name of the undersigned Holder or the undersigned’s assignee as below indicated and delivered to the address stated below.

Dated:________________, ________

Note: The signature must correspond with the name of the Holder as written on the first page of this Note in every particular, without alteration or enlargement or any change whatever, unless this Note has been assigned.
Signature:________________________________
Luxor Capital Partners, LP
Name (please print)
1114 Avenue of the Americas, 28th Floor
New York, New York 10036
Address

Federal Identification or
Social Security No.

Assignee:

FORM OF UNDERTAKING

The undersigned (the “Shareholder”) is delivering this certificate to Waitr Holdings Inc., a Delaware company (the “Company”), in connection with the Shareholder’s request to remove the transfer restriction legends under the Securities Act of 1933, as amended (the “Securities Act”), from certificates or book-entry notations with respect to 6,557,850 shares of common stock, par value $.0001 per share (the “Shares”), of the Company, issued in in the name of the Shareholder.

The Shareholder hereby covenants to the Company that the Shareholder will transfer the Shares only (a) pursuant to Rule 144 promulgated under the Securities Act, (b) in a transaction otherwise exempt from the registration requirements of the Securities Act if the transferee executes and delivers to the Company a certificate in the form of this certificate prior to or concurrently with such transfer or (c) an effective registration statement.

Any notice to the Shareholder pursuant to paragraph 1 above shall be delivered orally, by email, fax or overnight or standard postal delivery to:

1114 Avenue of the Americas, 28th Floor
New York, New York 10036
Telecopier: (213) 763-8001
Email: NNissim@luxorcap.com

The Shareholder further covenants to provide the Company with any update to the Shareholder’s contact information set forth above to the extent necessary for purposes of any notification to be delivered to the Shareholder hereunder. Any such notice shall be delivered via email to NNissim@luxorcap.com.

The Company’s legal counsel is authorized to rely on this certificate for purposes of preparing and delivering any legal opinion(s) required in connection with the removal of the transfer restriction legends from the Shares.

Very truly yours,

Name of Shareholder:	Luxor Capital Partners, LP
Signature:
Name of Signatory:	Norris Nissim
Title of Signatory:	General Counsel of the Shareholder’s Manager

WAITR HOLDINGS INC.
NOTICE OF CONVERSION FORM

To Waitr General Counsel:

The undersigned hereby irrevocably elects to exercise the right of conversion represented by the within Note (“Note”) pursuant to this Notice of Conversion form (“Conversion Notice”) for $1,160,212.50 of the principal amount of the Note (“Conversion Amount”) to be converted into shares of Common Stock (“Conversion Shares”) as provided for therein, and requests that certificates for the Conversion Shares be issued as follows:

Luxor Capital Partners Offshore Master Fund, LP
Name 1114 Avenue of the Americas, 28th Floor
New York, New York 10036
Address
Federal Tax ID or Social Security No.

and delivered electronically (DWAC instructions:

and, if the Conversion Amount shall not be all of the principal outstanding amount of the Note, that a new Note for the balance of the principal amount be registered in the name of the undersigned Holder or the undersigned’s assignee as below indicated and delivered to the address stated below.

Dated:________________, ________

Note: The signature must correspond with the name of the Holder as written on the first page of this Note in every particular, without alteration or enlargement or any change whatever, unless this Note has been assigned.
Signature:________________________________
Luxor Capital Partners Offshore Master Fund, LP
Name (please print)
1114 Avenue of the Americas, 28th Floor
New York, New York 10036
Address

Federal Identification or
Social Security No.

Assignee:

FORM OF UNDERTAKING

The undersigned (the “Shareholder”) is delivering this certificate to Waitr Holdings Inc., a Delaware company (the “Company”), in connection with the Shareholder’s request to remove the transfer restriction legends under the Securities Act of 1933, as amended (the “Securities Act”), from certificates or book-entry notations with respect to 4,640,850 shares of common stock, par value $.0001 per share (the “Shares”), of the Company, issued in in the name of the Shareholder.

The Shareholder hereby covenants to the Company that the Shareholder will transfer the Shares only (a) pursuant to Rule 144 promulgated under the Securities Act, (b) in a transaction otherwise exempt from the registration requirements of the Securities Act if the transferee executes and delivers to the Company a certificate in the form of this certificate prior to or concurrently with such transfer or (c) an effective registration statement.

Any notice to the Shareholder pursuant to paragraph 1 above shall be delivered orally, by email, fax or overnight or standard postal delivery to:

1114 Avenue of the Americas, 28th Floor
New York, New York 10036
Telecopier: (213) 763-8001
Email: NNissim@luxorcap.com

The Shareholder further covenants to provide the Company with any update to the Shareholder’s contact information set forth above to the extent necessary for purposes of any notification to be delivered to the Shareholder hereunder. Any such notice shall be delivered via email to NNissim@luxorcap.com.

The Company’s legal counsel is authorized to rely on this certificate for purposes of preparing and delivering any legal opinion(s) required in connection with the removal of the transfer restriction legends from the Shares.

Very truly yours,

Name of Shareholder:	Luxor Capital Partners Offshore Master Fund, LP
Signature:
Name of Signatory:	Norris Nissim
Title of Signatory:	General Counsel of the Shareholder’s Manager

WAITR HOLDINGS INC.
NOTICE OF CONVERSION FORM

To Waitr General Counsel:

The undersigned hereby irrevocably elects to exercise the right of conversion represented by the within Note (“Note”) pursuant to this Notice of Conversion form (“Conversion Notice”) for $398,250.00 of the principal amount of the Note (“Conversion Amount”) to be converted into shares of Common Stock (“Conversion Shares”) as provided for therein, and requests that certificates for the Conversion Shares be issued as follows:

Luxor Wavefront, LP
Name 1114 Avenue of the Americas, 28th Floor
New York, New York 10036
Address
Federal Tax ID or Social Security No.

and delivered electronically (DWAC instructions:

and, if the Conversion Amount shall not be all of the principal outstanding amount of the Note, that a new Note for the balance of the principal amount be registered in the name of the undersigned Holder or the undersigned’s assignee as below indicated and delivered to the address stated below.

Dated:________________, ________

Note: The signature must correspond with the name of the Holder as written on the first page of this Note in every particular, without alteration or enlargement or any change whatever, unless this Note has been assigned.
Signature:________________________________
Luxor Wavefront, LP
Name (please print)
1114 Avenue of the Americas, 28th Floor
New York, New York 10036
Address

Federal Identification or
Social Security No.

Assignee:

FORM OF UNDERTAKING

The undersigned (the “Shareholder”) is delivering this certificate to Waitr Holdings Inc., a Delaware company (the “Company”), in connection with the Shareholder’s request to remove the transfer restriction legends under the Securities Act of 1933, as amended (the “Securities Act”), from certificates or book-entry notations with respect to 1,593,000 shares of common stock, par value $.0001 per share (the “Shares”), of the Company, issued in in the name of the Shareholder.

The Shareholder hereby covenants to the Company that the Shareholder will transfer the Shares only (a) pursuant to Rule 144 promulgated under the Securities Act, (b) in a transaction otherwise exempt from the registration requirements of the Securities Act if the transferee executes and delivers to the Company a certificate in the form of this certificate prior to or concurrently with such transfer or (c) an effective registration statement.

Any notice to the Shareholder pursuant to paragraph 1 above shall be delivered orally, by email, fax or overnight or standard postal delivery to:

1114 Avenue of the Americas, 28th Floor
New York, New York 10036
Telecopier: (213) 763-8001
Email: NNissim@luxorcap.com

The Shareholder further covenants to provide the Company with any update to the Shareholder’s contact information set forth above to the extent necessary for purposes of any notification to be delivered to the Shareholder hereunder. Any such notice shall be delivered via email to NNissim@luxorcap.com.

The Company’s legal counsel is authorized to rely on this certificate for purposes of preparing and delivering any legal opinion(s) required in connection with the removal of the transfer restriction legends from the Shares.

Very truly yours,

Name of Shareholder:	Luxor Wavefront, LP
Signature:
Name of Signatory:	Norris Nissim
Title of Signatory:	General Counsel of the Shareholder’s Manager

WAITR HOLDINGS INC.
NOTICE OF CONVERSION FORM

To Waitr General Counsel:

The undersigned hereby irrevocably elects to exercise the right of conversion represented by the within Note (“Note”) pursuant to this Notice of Conversion form (“Conversion Notice”) for $3,552,075.00 of the principal amount of the Note (“Conversion Amount”) to be converted into shares of Common Stock (“Conversion Shares”) as provided for therein, and requests that certificates for the Conversion Shares be issued as follows:

Lugard Road Capital Master Fund, LP
Name 1114 Avenue of the Americas, 28th Floor
New York, New York 10036
Address
Federal Tax ID or Social Security No.

and delivered electronically (DWAC instructions:

and, if the Conversion Amount shall not be all of the principal outstanding amount of the Note, that a new Note for the balance of the principal amount be registered in the name of the undersigned Holder or the undersigned’s assignee as below indicated and delivered to the address stated below.

Dated:________________, ________

Note: The signature must correspond with the name of the Holder as written on the first page of this Note in every particular, without alteration or enlargement or any change whatever, unless this Note has been assigned.
Signature:________________________________
Lugard Road Capital Master Fund, LP
Name (please print)
1114 Avenue of the Americas, 28th Floor
New York, New York 10036
Address

Federal Identification or
Social Security No.

Assignee:

FORM OF UNDERTAKING

The undersigned (the “Shareholder”) is delivering this certificate to Waitr Holdings Inc., a Delaware company (the “Company”), in connection with the Shareholder’s request to remove the transfer restriction legends under the Securities Act of 1933, as amended (the “Securities Act”), from certificates or book-entry notations with respect to 14,208,300 shares of common stock, par value $.0001 per share (the “Shares”), of the Company, issued in in the name of the Shareholder.

The Shareholder hereby covenants to the Company that the Shareholder will transfer the Shares only (a) pursuant to Rule 144 promulgated under the Securities Act, (b) in a transaction otherwise exempt from the registration requirements of the Securities Act if the transferee executes and delivers to the Company a certificate in the form of this certificate prior to or concurrently with such transfer or (c) an effective registration statement.

Any notice to the Shareholder pursuant to paragraph 1 above shall be delivered orally, by email, fax or overnight or standard postal delivery to:

1114 Avenue of the Americas, 28th Floor
New York, New York 10036
Telecopier: (213) 763-8001
Email: NNissim@luxorcap.com

The Shareholder further covenants to provide the Company with any update to the Shareholder’s contact information set forth above to the extent necessary for purposes of any notification to be delivered to the Shareholder hereunder. Any such notice shall be delivered via email to NNissim@luxorcap.com.

The Company’s legal counsel is authorized to rely on this certificate for purposes of preparing and delivering any legal opinion(s) required in connection with the removal of the transfer restriction legends from the Shares.

Very truly yours,

Name of Shareholder:	Lugard Road Capital Master Fund, LP
Signature:
Name of Signatory:	Norris Nissim
Title of Signatory:	General Counsel of the Shareholder’s Manager